EXHIBIT 10.1

Application # 2000067140/EIDL 4316357010

U.S. Small Business Administration

Secured Economic Injury Disaster Loan

LOAN AUTHORIZATION AND AGREEMENT

Date: March 26, 2020

On the above date, this Administration (SBA) authorized (under Section 7(b) of the Small Business Act, as amended) a Loan (Loan Number EIDL 43163 5 70 10 ) to STRATA SKIN SCIENCES. INC. (Borrower) of 5 WALNUT GROVE DR SUITE 140, HORSHAM , PA 19044 in the amount of Five Hundred Thousand and 00/100 Dollars ($500,000.00) upon the following conditions:

PAYMENT

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Installment payments, including principal and interest, of  Two  Thousand  Four  Hundred  Thirty-Seven  And 00/100 ($2,437.00) Dollars Monthly, will begin Twelve(l2) months from the date of the promissory Note.  The balance of principal and interest will be payable Thirty (30) years from the date of the promissory Note.

INTEREST

•	Interest will accrue at the rate of 3.750% per annum and will accrue only on funds actually advanced from the date(s) of each advance.

PAYMENT TERMS

•	Each payment will be applied first to interest accrued to the date of receipt of each payment, and the balance, if any, will be applied to principal.

•	Each payment will be made when due even if at that time the full amount of the Loan has not yet been advanced or the authorized amount of the Loan has been reduced.

COLLATERAL

Borrower and/or Guarantor will provide the following collateral:

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Borrower hereby grants to Lender, the secured party hereunder, a continuing security interest in and to any and all Collateral as described herein to secure payment  and  performance  of all  debts,  liabilities  and  obligations of Borrower to Lender hereunder without limitation, including  but  not  limited  to all  interest, other  fees and  expenses (all hereinafter called Obligations). The Collateral includes the following property that Borrower now owns or shall acquire or create immediately upon the acquisition or creation thereof: all tangible and intangible personal property, including, but not limited to: (a) inventory, (b) equipment, (c) instruments, including  promissory  notes (d) chattel paper, including tangible chattel paper and electronic chattel paper, (e) documents, (f) letter of credit  rights,  (g) accounts, including health-care insurance receivables and  credit  card  receivables,  (h) deposit  accounts,  (i) commercial tort claims, (j) general intangibles, including payment intangibles and software and (k) as-extracted collateral as such terms may from time to time be defined in the Uniform Commercial Code. The security interest Borrower grants includes all accessions,  attachments,  accessories,  parts,  supplies  and  replacements  for  the Collateral, all products. proceeds and collections thereof and all records and data relating thereto.

REQUIREMENTS RELATIVE TO COLLATERAL

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Borrower will submit to SBA evidence of SBA's recorded lien position and of payment of appropriate fees prior to the disbursement of Loan funds in excess of $25,000.00. Such evidence will be in a form satisfactory to SBA Counsel and will be at Borrower's expense.

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Borrower will not sell or transfer any collateral (except normal inventory turnover in the ordinary course of business) described in the "Collateral" paragraph hereof without the prior written consent of SBA.

SBA Form 1391 (5·00)	Page 1	Ref 5030

Application # 2000067140/EIDL 4316357010

•	Borrower will neither seek nor accept future advances under any superior liens on the collateral securing this Loan without the prior written consent of SBA.

USE OF LOAN PROCEEDS

Borrower will use the proceeds of this Loan solely to alleviate economic injury caused by disaster occurring in the month of January, 2020.

Borrower will apply all Loan proceeds in the following approximate amounts to the specific uses below:
Economic Injury:
Working Capital …………………………………………………………………………………….$ 500,000.00

REQUIREMENTS FOR USE OF LOAN PROCEEDS AND RECEIPTS

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Borrower will obtain and itemize receipts (paid receipts, paid invoices or cancelled checks) and contracts for all Loan funds spent and retain these receipts for 3 years from the date of the final disbursement. Prior to each subsequent disbursement (if any) and whenever requested by SBA, Borrower will submit to SBA such itemization together with copies of the receipts.

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Borrower will not use any proceeds of this Loan to pay wages or any other compensation for repair work performed by Borrower or members of Borrower's immediate family, or to pay overhead or profit for repairs performed by, or materials acquired from, a business in which Borrower owns a 50% or greater interest.

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Borrower will not use, directly or indirectly, any portion of the proceeds of this Loan to relocate without the prior written permission of SBA. The law prohibits the use of any portion of the proceeds of this Loan for voluntary relocation from the business area in which the disaster occurred. To request SBA's prior written permission to relocate, Borrower will present to SBA the reasons therefore and a description or address of the relocation site. Determinations of (1) whether a relocation is voluntary or otherwise, and (2) whether any site other than the disaster-affected location is within the business area in which the disaster occurred, will be made solely by SBA.

•	Borrower will, to the extent feasible, purchase only American-made equipment and products with the proceeds of this Loan.

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Borrower will make any request for a loan increase for additional disaster-related damages as soon as possible after the need for a loan increase is discovered. The SBA will not consider a request for a loan increase received more than two (2) years from the date of loan approval unless, in the sole discretion of the SBA, there are extraordinary and unforeseeable circumstances beyond the control of the borrower.

DEADLINE FOR RETURN OF LOAN CLOSING DOCUMENTS

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Borrower will sign and return the loan closing documents to SBA within 2 months of the date of this Loan Authorization and Agreement. By notifying the Borrower in writing, SBA may cancel this Loan if the Borrower fails to meet this requirement. The Borrower may submit and the SBA may, in its sole discretion, accept documents after 2 months of the date of this Loan Authorization and Agreement.

COMPENSATION FROM OTHER SOURCES

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Eligibility for this disaster Loan is limited to disaster losses that are not compensated by other sources. Other sources include but are not limited to: (1) proceeds of policies of insurance or other indemnifications, (2) grants or other reimbursement (including loans) from government agencies or private organizations, (3) claims for civil liability against other individuals, organizations or governmental entities, and (4) salvage (including any sale or re-use) of items of damaged property.

SBA Form 1391 (5·00)	Page 2	Ref 5030

Application # 2000067140/EIDL 4316357010
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Borrower will promptly notify SBA of the existence and status or any claim or application for such other compensation, and of the receipt of any such compensation, and Borrower will promptly submit the proceeds of same (not exceeding the outstanding balance of this Loan) to SBA.

•	Borrower hereby assigns to SBA the proceeds of any such compensation from other sources and authorizes the payor of same to deliver said proceeds to SBA at such time and place as SBA shall designate.

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SBA will in its sole discretion determine whether any such compensation from other sources is a duplication of benefits. SBA will use the proceeds of any such duplication to reduce the outstanding balance of this Loan, and Borrower agrees that such proceeds will not be applied in lieu of scheduled payments.

DUTY TO MAINTAIN HAZARD INSURANCE

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Within 12 months from the date of this Loan Authorization and Agreement the Borrower will provide proof of an active and in effect hazard insurance policy including fire, lightning, and extended coverage on all items used to secure this loan to at least 80% of the insurable value. Borrower will not cancel such coverage and will maintain such coverage throughout the entire term of this Loan. BORROWER MAY NOT BE ELIGIBLE FOR EITHER ANY FUTURE DISASTER ASSISTANCE OR SBA FINANCIAL ASSISTANCE IF THIS INSURANCE IS NOT MAINTAINED AS STIPULATED HEREIN THROUGHOUT THE ENTIRE TERM OF THIS LOAN. Please submit proof of insurance to: U.S. Small Business Administration, Office of Disaster Assistance, 14925 Kingsport Rd, Fort Worth , TX. 76155

BOOKS AND RECORDS

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Borrower will maintain current and proper books of account in a manner satisfactory to SBA for the most recent 5 years until 3 years after the date of maturity, including extensions, or the date this Loan is paid in full, whichever occurs first. Such books will include Borrower's financial and operating statements, insurance policies, tax returns and related filings, records of earnings distributed and dividends paid and records of compensation to officers, directors, holders of 10% or more of Borrower's capital stock, members, partners and proprietors.

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Borrower authorizes SBA to make or cause to be made, at Borrower's expense and in such a manner and at such times as SBA may require: (1) inspections and audits of any books, records and paper in the custody or control of Borrower or others relating to Borrower's financial or business conditions, including the making of copies thereof and extracts therefrom, and (2) inspections and appraisals of any of Borrower's assets.

•	Borrower will furnish to SBA, not later than 3 months following the expiration of Borrower's fiscal year and in such form as SBA may require, Borrower's financial statements.

•	Upon written request of SBA, Borrower will accompany such statements with an 'Accountant's Review Report' prepared by an independent public accountant at Borrower's expense.

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Borrower authorizes all Federal, State and municipal authorities to furnish reports of examination, records and other information relating to the conditions and affairs of Borrower and any desired information from such reports, returns, files, and records of such authorities upon request of SBA.

LIMIT ON DISTRIBUTION OF ASSETS

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Borrower will not, without the prior written consent of SBA, make any distribution of Borrower's assets, or give any preferential treatment, make any advance, directly or indirectly, by way of loan, gift, bonus, or otherwise, to any owner or partner or any of its employees, or to any company directly or indirectly controlling or affiliated with or controlled by Borrower, or any other company.

EQUAL OPPORTUNITY REQUIREMENT

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If Borrower has or intends to have employees, Borrower will post SBA Form 722, Equal Opportunity Poster, in Borrower's place of business where it will be clearly visible to employees, applicants for employment, and the general public.

SBA Form 1391 (5·00)	Page 3	Ref 5030

Application # 2000067140/EIDL 4316357010

RESQLUTION OF BOARD OF DIRECTORS

•	Prior to disbursement of any Loan funds, Borrower will submit a Board of Directors' Resolution on SBA Form 160 for:

STRATA SKIN SCIENCES, INC.

DISCLOSURE OF LOBBYING ACTIVITIES

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Prior to disbursement of any Loan funds, Borrower will complete the Certification Regarding Lobbying and the Disclosure of Lobbying Activities (if appropriate), and submit the required document(s) to SBA.

BORROWER'S CERTIFICATIONS

Borrower certifies that:

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Borrower will not use lead-based paint on any interior surface of any residential structure, and those exterior surfaces of residential structures such as stairs, porches, windows, and doors, which are readily accessible to children under 7 years of age. If lead-based paint is improperly used, the Borrower will be required to remove the paint and repaint the affected area at the Borrower's expense.

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There has been no substantial adverse change in Borrower's financial condition (and organization, in case of a business borrower) since the date of the application for this Loan. (Adverse changes include, but are not limited to: judgment liens, tax liens, mechanic's liens, bankruptcy, financial reverses, arrest or conviction of felony, etc.)

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No fees have been paid, directly or indirectly, to any representative (attorney, accountant, etc.) for services provided or to be provided in connection with applying for or closing this Loan, other than those reported on SBA Form 5 Business Disaster Loan Application'; or SBA Form 1 59, 'Compensation Agreement'. All fees not approved by SBA are prohibited.

•	All representations in the Borrower's Loan application (including all supplementary submissions) are true, correct and complete and are offered to induce SBA to make this Loan.

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No claim or application for any other compensation for disaster losses has been submitted to or requested of any source, and no such other compensation has been received, other than that which Borrower has fully disclosed to SBA.

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Neither the Borrower nor, if the Borrower is a business, any principal who owns at least 50% of the Borrower, is delinquent more than 60 days under the terms of any: (a) administrative order; (b) court order; or (c) repayment agreement that requires payment of child support.

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Borrower certifies that no fees have been paid, directly or indirectly, to any representative (attorney, accountant, etc.) for services provided or to be provided in connection with applying for or closing this Loan, other than those reported on the Loan Application. All fees not approved by SBA are prohibited. If an Applicant chooses to employ an Agent, the compensation an Agent charges to and that is paid by the Applicant must bear a necessary and reasonable relationship to the services actually performed and must be comparable to those charged by other Agents in the geographical area. Compensation cannot be contingent on loan approval. In addition, compensation must not include any expenses which are deemed by SBA to be unreasonable for services actually performed or expenses actually incurred. Compensation must not include charges prohibited in 13 CFR 103 or SOP 50-30, Appendix I. If the compensation exceeds $500 for a disaster home loan or $2,500 for a disaster business loan, Borrower must fill out the Compensation Agreement Form 159D which will be provided for Borrower upon request or can be found on the SBA website.

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The Borrower(s) are the owner(s) of and hold legal title to certain real estate property fully described in Section 2 -Collateral.  Said premises are in my/our possession, and my/our title thereto has never been disputed or questioned as to any part thereof. Said premises are free of all mortgages, taxes, assessments, liens, encumbrances, and claims,

SBA Form 1391 (5·00)	Page 4	Ref 5030

Application # 2000067140/EIDL 4316357010

or interest of any other party, except as listed in Section 2 of this document. There are no actions pending affecting said real property.

CIVIL AND CRIMINAL PENALTIES

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Whoever wrongfully misapplies the proceeds of an SBA disaster loan shall be civilly liable to the Administrator in an amount equal to one-and-one half times the original principal amount of the loan under 15 U.S.C. 636(b). In addition, any false statement or misrepresentation to SBA may result in criminal, civil or administrative sanctions including, but not limited to: 1) fines, imprisonment or both, under 15 U.S.C. 645, 18 U.S.C. 1001, 18 U.S.C. 1014, 18 U.S.C. 1040, 18 U.S.C. 3571, and any other applicable laws; 2) treble damages and civil penalties under the False Claims Act, 31 U.S.C. 3729;3) double damages and civil penalties under the Program Fraud Civil Remedies Act, 31 U.S.C. 3802; and 4) suspension and/or debarment from all Federal procurement and non-procurement transactions. Statutory fines may increase if amended by the Federal Civil Penalties Inflation Adjustment Act Improvements Act of 2015.

RESULT OF VIOLATION OF THIS LOAN AUTHORIZATION AND AGREEMENT

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If Borrower violates any of the terms or conditions or this Loan Authorization and Agreement, the Loan will be in default and SBA may declare all or any part of the indebtedness immediately due and payable. SBA's failure to exercise its rights under this paragraph will not constitute a waiver.

•	A default (or any violation of any of the terms and conditions) of any SBA Loan(s) to Borrower and/or its affiliates will be considered a default of all such Loan(s).

DISBURSEMENT OF THE LOAN

•	Disbursements will be made by and at the discretion of SBA Counsel, in accordance with this Loan Authorization and Agreement and the general requirements of SBA.

•	Disbursements may be made in increments as needed.

•	Other conditions may be imposed by SBA pursuant to general requirements of SBA.

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Disbursement may be withheld if, in SBA's sole discretion, there has been an adverse change in Borrower's financial condition or in any other material fact represented in the Loan application, or if Borrower fails to meet any of the terms or conditions of this Loan Authorization and Agreement.

•	NO DISBURSEMENT WILL BE MADE LATER THAN 6 MONTHS FROM THE DATE OF THIS LOAN AUTHORIZATION AND AGREEMENT UNLESS SBA, IN ITS SOLE DISCRETION, EXTENDS THIS DISBURSEMENT PERIOD.

PARTIES AFFECTED

•	This Loan Authorization and Agreement will be binding upon Borrower and Borrower's successors and assigns and will inure to the benefit of SBA and its successors and assigns.

SBA Form 1391 (5·00)	Page 5	Ref 5030

Application # 2000067140/EIDL 4316357010

DATE

•	This Loan Authorization and Agreement is approved and issued on March 26, 2020.

Administrator
Jovita Carranza
/s/ James E. Rivera
James E. Rivera
Associate Administrator
U.S. Small Business Administration

The undersigned agree(s) to be bound by the terms and conditions herein during the term of this Loan, and further agree(s) that no provision stated herein will be waived without prior written consent of SBA.

Corporate Execution:

STRATA SKIN SCIENCES , INC.

BY:	/s/ Dolev Rafaeli	Date:	5/15/20
DOLEV RAFAELI, PRESIDENT

BY:	/s/ Jay Sturm	Date:	5/15/20
JAY STURM, SECRETARY

Note:  Corporate Borrowers must execute Loan Authorization and Agreement in corporate name, by a duly authorized officer, and a seal should be affixed and duly attested, if applicable.  Partnership Borrowers must execute in firm name, together with signature of a general partner.  Limited Liability entities must execute in the entity name by the signature of the authorized managing person.

SBA Form 1391 (5·00)	Page 6	Ref 5030